1 11. 2017 INVESTOR PRESENTATION

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans and objectives. They also include, among other things, statement regarding subjects that are forward-looking by their nature, such as our business and financial strategy, our 2017 guidance (including projected net operating income, cash rents and contractual growth), projected yield and earnings growth compared to peers, our ability to obtain future financing, future acquisitions and dispositions of operating assets, future repurchases of common stock, and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward- looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2016, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, please reference the supplemental report furnished by the Company as Exhibit 99.1 to the Company’s Form 8-K furnished to the Securities and Exchange Commission on October 26, 2017. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. Unless otherwise noted, all data herein is as of September 30, 2017, and pro forma for the acquisitions of 245-249 W. 17th Street and 218 W. 18th Street, and a 55% interest in the 1800 M Street Joint Venture, as well as the planned exit of 263 Shuman Boulevard. 105-CORPPRES1710

COLUMBIA PROPERTY TRUST

CHOICE GATEWAY PORTFOLIO	▪ Desirable properties in amenity-rich CBD locations ▪ ~83% of portfolio in NY, SF, & DC[1]
ATTRACTIVE EMBEDDED GROWTH	▪ $746M in acquisitions completed October 2017 ▪ 1.7M SF of recent leasing, at 47% cash spreads, driving additional $50+ million of contractual annual cash NOI[2]
ENTICING VALUE PROPOSITION	▪ Shares trading 15-25% below estimated net asset value[3] ▪ Highest dividend yield among gateway office peers
STRONG & FLEXIBLE BALANCE SHEET	▪ Investment-grade rating (Baa2 Stable / BBB Stable) ▪ Broad access to capital
EXPERIENCED LEADERSHIP	▪ Experienced senior management team averages over 25 years of real estate experience ▪ Regional leadership platforms in NY, SF and DC

[1]Based on gross real estate assets; represents 100% of properties owned through unconsolidated joint ventures. Pro forma for the acquisitions of 245-249 W. 17th Street, 218 W. 18th Street and a 55% interest in the 1800 M Street Joint Venture.

[2]From runoff of large lease abatements, signed but not yet commenced leases, and escalators on existing leases.

[3]Based on consensus analyst estimates as of 11.7.2017.

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Columbia Property Trust

4 DESIRABLE BUILDINGS IN PRIME GATEWAY LOCATIONS PO R TF O LI O 333 Market St. San Francisco Pasadena Corporate Park, Los Angeles 222 E. 41st St. New York 650 California St. San Francisco University Circle Palo Alto, CA 95% LEASED 114 Fifth Ave. New York 229 W. 43rd St. New York 95 Columbus Jersey City, NJ 315 Park Ave. S. New York Cranberry Woods Pittsburgh, PA 221 Main St. San Francisco One & Three Glenlake Atlanta Lindbergh Center Atlanta 1800 M Street Washington, D.C. Market Square Washington, D.C. 80 M Street Washington, D.C. 149 Madison New York (under contract) 218 W. 18th New York 245-249 W. 17th New York 116 Huntington Ave. Boston

5 CORE MARKETS OVERVIEW As of 11.1.2017. Properties owned in unconsolidated joint ventures for all data presented at 100%. 1149 Madison is under contract to close later this year and is not reflected in percent leased. 8 properties1 2.8M total SF 96% leased 4 properties 2.0M total SF 97% leased 3 properties 1.6M total SF 86% leased N EW Y O R K SA N F R AN CI SC O W AS H IN G TO N , D .C . Map data 2017 © Google Map data 2017 © Google Map data 2017 © Google

6 EXTERNAL GROWTH DRIVEN BY RECENT ACQUISITIONS 245-249 W. 17TH STREET Midtown South / Chelsea 218 W. 18TH STREET 1800 M STREET Midtown South / Chelsea CBD / Golden Triangle Allocated Price $339M Total SF 281,000 Top Tenants Twitter, Room & Board Ownership 100% Allocated Price $175M Total SF 166,000 Top Tenants Red Bull, Company 3, SY Partners Ownership 100% Allocated Price $232M Total SF 580,000 Top Tenants Berkeley Research, Zuckerman Spaeder Ownership 55% NEW YORK WASHINGTON, D.C.

7 INTERNAL GROWTH DRIVEN BY RECENT LEASING ACHIEVEMENTS 1.7M  30-year, 390,000 SF lease with NYU Langone for all of 222 E. 41st  215,000 SF of leases signed YTD at 650 California, returning the building to 93% leased despite 50,000 SF April move-out  Expanded and extended Snapchat for a total 154,000 SF at 229 W. 43rd  80 M Street now 92% leased (from 66%) after 150,000 SF total leasing, including WeWork lease  One Glenlake Parkway now 100% leased (from 71%) with 138,000 SF leasing, including Cotiviti lease  Brought University Circle to 100% leased with expansion of Amazon Web Services; eliminated only substantial near-term roll with 119,000 SF renewal of DLA Piper 47%SF of leases signed on same-store portfolio 2016-2017 YTD average cash leasing spreads during that period, excluding NYU

ADDITIONAL GROWTH FROM VACANCY & NEAR-TERM LEASE ROLLOVER

	PROPERTY	VACANCY	2017-2018 ROLL	TOTAL[1]	HIGHLIGHTS
	MARKET SQUARE[2] Washington, D.C.	82,000	10,000	92,000	• Renovated to maintain competitiveness • Targeting government affairs offices with spec suites, plus larger prospects
	315 PARK AVE. S. New York	87,000	0	87,000	• Significant lobby & storefront renovations to position property as best-in-class in submarket • Roll-up opportunity on recently vacated Credit Suisse SF
 221	221 MAIN ST. San Francisco	26,000	39,000	65,000	• Coveted South of Market address, with recent upgrades and amenities that rival new construction • Significant roll-up opportunity on expiring leases
	116 HUNTINGTON AVE. Boston	58,000	1,000	59,000	• Renovated to reposition as boutique office • Renewal successes, plus strong interest in availability
	149 MADISON AVE. New York	127,000	0	127,000	• Acquisition under contract; will be vacant beginning Q1 18 • Full renovation plans underway, with initial occupancy expected in 2019

[1]As of 11.1.2017.
[2]Reflects 51% of the SF for the Market Square buildings held through a joint venture.

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Columbia Property Trust

9 184 251 277 $150M $170M $190M $210M $230M $250M $270M $290M 3Q 17 Cash NOI Annualized (2) Dispositions: 333 Market St. University Circle (remaining 22.5%) Acquisition: 1800 M St. (55%) Acquisitions: NYRT Assets Uncommenced Leases & Free Rent Burnoff Lease Rent Escalations Lease Expirations Lease Up Expired Space Lease Up Vacant Space Pro Forma Cash NOI Allianz JV 2 NOI BRIDGE– CASH RENTS Q3 2017 to Stabilized Run Rate ($M)1 1Includes NOI from CXP’s proportional interest in unconsolidated joint ventures. Vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate. Lease rollover assumes expiring SF released at management’s estimate of market rate. 2Removed operating expenses related to 263 Shuman Boulevard. LOCKED IN!

10 EMBEDDED CONTRACTUAL GROWTH WITH LIMITED NEAR-TERM ROLLOVER Tenant Revenue – Quarterly Cash Rents1 1Tenant revenue = Base rent + Expense reimbursements. Includes revenue from CXP’s proportional interest in unconsolidated joint ventures. 23Q 17 Normalized = 3Q Actual (Cash) + 1800 M Street (55%) + 218 W. 18th Street + 245-249 W. 17th Street - University Circle (additional 22.5%) - 333 Market Street (additional 22.5%). 3Timing of speculative leasing uncertain; low end of range assumes 25% renewal probability at market rate (based on management’s estimates) on leases expiring between 10/1/17 - 12/31/18 and lease up of properties below 90% to 90%. High end of range assumes 75% renewal probability at market on leases expiring between 10/1/17 - 12/31/18 and lease up of properties below 95% to 95%. 79 79 81 86 90 90 $70M $75M $80M $85M $90M $95M $100M 3Q 17 Normalized 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 $4-7M of additional growth potential from speculative leasing of vacant space and lease rollover3 2 First full quarter of NYU rent; Affirm free rent ends (650 California) NYU free rent ends (222 E 41st); WeWork free rent ends (650 California and 80 M Street)

NET ASSET VALUE AND IMPLIED CAP RATE[1]

	Net Operating Income (Cash)	Cap Rate 5.5%	Cap Rate 5.0%	
Q3 2017 Annualized[2]	$184,000	$3,345,000	$3,680,000	
Subsequent Acquisitions at Cost		746,000	746,000	
Pro Forma Debt[3]		(1,676,000)	(1,676,000)	
Working Capital (Net) @ 9.30.17[3]		9,000	9,000	
Planned Capital Expenditures		(47,000)	(47,000)	
Net Asset Value – "Q3 Cash Paying"[4]		$2,377,000	$2,712,000	
Net Asset Value – "Q3 Cash Paying" / Share		$19.84	$22.64	A
Contractual – not yet Cash Paying[5]	$53,000	$964,000	$1,060,000	
Planned Capital Expenditures		(138,000)	(138,000)	
Incremental Value from Contractual Leases[6]		$826,000	$922,000	
Incremental Value from Contractual Leases / Share[6]		$6.89	$7.70	B
Net Asset Value – "Q3" + "Contractual" / Share		**$26.73**	**$30.34**	C

A+B = C

$50M+ of EMBEDDED NOI based on cash rents

ADDITIONAL $2-3 OF IMPLIED VALUE per share from anticipated near-term leasing[7]

[1]Proforma for the acquisitions of 1800 M Street (55%), 218 W. 18th Street, and 245-249 W. 17th Street.
[2]Excludes operating expenses related to 263 Shuman Blvd.
[3]Debt as of 9.30.2017 pro forma for October acquisitions and the exit of 263 Shuman; assumes cash balance as of 9/30/17 was used to fund acquisitions.
[4]Implied Net Asset Value obtained by capping Q2 annualized cash NOI and layering on debt, working capital, and CapEx adjustments.
[5]Includes contractual rent increases and leases that have not yet commenced or are in abatement.
[6]Value derived from capping the anticipated cash NOI from contractual rent bumps and leases that are signed but net yet paying cash rent.
[7]Based on management's estimates of near-term rollover and lease-up of vacant space.

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Columbia Property Trust

12 HIGHEST YIELD & PROJECTED EARNINGS GROWTH AMONG GATEWAY PEERS As of 11.7.2017; analyst estimates sourced from S&P Global Market Intelligence. 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% ESRT DEI KRC PGRE BXP HPP SLG VNO CXP DIVIDEND YIELD vs. GATEWAY OFFICE PEERS 0% 10% 20% 30% 40% 50% VNO DEI ESRT BXP SLG KRC HPP PGRE CXP PROJECTED 2018 AFFO/SHARE GROWTH (CONSENSUS ESTIMATES)

13 $24 $166 $336 $300 $150 $350 $350 0 100 200 300 400 500 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 STABLE & FLEXIBLE BALANCE SHEET INVESTMENT GRADE BALANCE SHEET 11% / 89% Secured Unsecured 36% Net Debt to Real-Estate Assets1 Baa2 Stable / Ratings BBB Stable 7.6x Net Debt to Forward EBITDA2 D EB T O U TS TA N D IN G ($ M )  Mortgage Debt  Bonds  Term Loans  Line of Credit WELL-LADDERED MATURITES3 2.33% 3.07%4 5.07% 4.15% 3.65% 5.80% Market Square5 One Glenlake 1Based on gross real estate assets as of 9.30.2017, pro forma for acquisitions of 1800 M Street (55%), 218 W. 18th Street, and 245-249 W. 17th Street. 2Forward EBITDA based on 2018 consensus estimates per CapIQ. 3Pro forma for the October acquisitions and the exit of 263 Shuman. 4Includes effective rate on variable rate loan swapped to fixed. 5Reflects 51% of the mortgage note secured by the Market Square Buildings, which Columbia owns through an unconsolidated joint venture. $4.3 billion of assets unencumbered by debt (92% of total portfolio) 2.23%

DIVERSIFIED BASE OF HIGH QUALITY TENANTS

TOP TENANTS[1,2]

Tenant		Credit Rating	% of ALR
AT&T	AT&T Corporation/AT&T Services	BBB+	6.0%
WELLS FARGO	Wells Fargo Bank, N.A.	AA-	5.4%
Pershing	Pershing LLC	A	4.8%
	Westinghouse Electric Company	Not Rated	4.2%
	Twitter	BB-	4.2%
NYU	NYU	AA-	4.1%
YAHOO!	Verizon / Yahoo![3]	BB+	3.9%
	Snap Inc.	Not Rated	2.5%
newell	Newell Brands, Inc.	BBB-	2.5%
DocuSign	DocuSign, Inc.	Not Rated	2.4%
wework	WeWork Companies	Not Rated	1.9%

STRONG INDUSTRY DIVERSIFICATION[1]


24%
23%
11%
7%
6%
6%
6%
6%
5%
3%
3%
Business Services
Depository Institutions
Communication
Engineering and Management Services
Legal Services
Nondepository Institutions
Health Services
Electric, Gas and Sanitary Services
Security and Commodity Brokers
Real Estate
Other

Data as of 9.30.17 and pro forma for the acquisitions of 245-249 W. 17th Street, 218 W. 18th Street and a 55% interest in the 1800 M Street Joint Venture.
[1]Reflects ALR at CXP's pro rata share for properties owned through unconsolidated joint ventures.
[2]Credit rating may reflect the credit rating of the partner or a guarantor. Only the Standard & Poor's credit rating has been provided.
[3]Rating represents Yahoo!; in discussions with Verizon (A-) regarding parent guarantee following recent merger.

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Columbia Property Trust

15 STRATEGIC JOINT VENTURE with Allianz Real Estate HIGHLIGHTS  Ability to increase scale in top markets on a leverage- neutral basis  Attractive cost of capital  Current gross asset value of $1.7B  Potential to acquire additional assets in select gateway markets  Allianz to increase to 45% interest in University Circle and 333 Market Street by July 2018 Joint Venture Ownership Interest Property CXP Allianz 49.5%* 49.5%* 114 Fifth Avenue, New York 77.5% 22.5% University Circle, San Francisco 77.5% 22.5% 333 Market Street, San Francisco 55.0% 45.0% 1800 M Street, Washington D.C. *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue.

16 APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 ir@columbia.reit www.columbia.reit

17 214 254 280 $150M $170M $190M $210M $230M $250M $270M $290M 3Q 17 GAAP NOI Annualized Dispositions: 333 Market St. University Circle (remaining 22.5%) Acquisition: 1800 M St. (55%) Acquisitions: NYRT Assets Uncommenced Leases Lease Expirations Lease Up Expired Space Lease Up Vacant Space Pro Forma GAAP NOI Allianz JV NOI BRIDGE– GAAP RENTS Q3 2017 to Stabilized Run Rate ($M)1 1Includes NOI from CXP’s proportional interest in unconsolidated joint ventures. Vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate. Lease rollover assumes expiring SF released at management’s estimate of market rate. LOCKED IN!

18 91 92 93 94 94 94 $70M $75M $80M $85M $90M $95M $100M 3Q 17 Normalized (2) 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 8382 $4-7M of additional growth potential from speculative leasing of vacant space and lease rollover3 2 EMBEDDED CONTRACTUAL GROWTH WITH LIMITED NEAR-TERM ROLLOVER Tenant Revenue – Quarterly GAAP Rents1 1 Tenant revenue = Base rent + Expense reimbursements. Includes revenue from CXP’s proportional interest in unconsolidated joint ventures. 2 3Q 17 Normalized = 3Q Actual (GAAP) + 1800 M Street (55%) + 218 W. 18th Street + 245-249 W. 17th Street - University Circle (additional 22.5%) - 333 Market Street (additional 22.5%). 3 Timing of speculative leasing uncertain; low end of range assumes 25% renewal probability at market rate (based on management’s estimates) on leases expiring between 10/1/17 - 12/31/18 and lease up of properties below 90% to 90%. High end of range assumes 75% renewal probability at market on leases expiring between 10/1/17 - 12/31/18 and lease up of properties below 95% to 95%.

FUTURE GROWTH THROUGH REDEVELOPMENT



149 MADISON AVENUE

Midtown South, New York

Under contract and expected to close by December 2017

Total SF	127,000
Year Built	1916
Location	NoMAD district of Midtown South
# Stories	12

Full-scale renovation planned, including updating/upgrading infrastructure, interior and exterior finishes, and common areas for a modern boutique office feel

- Project manager, architect, and leasing broker already engaged, to ensure project commences immediately upon closing
- 14'+ slab-to-slab ceiling heights and oversized windows throughout
- Highly-desirable boutique-sized floorplates (10,400 SF)
- Potential for rooftop deck with city skyline views

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Columbia Property Trust

20 EMBEDDED GROWTH FROM SIGNED LEASES1 TENANT PROPERTY MARKET SF (000s) CURRENTLY IN ABATEMENT NOT YET COMMENCED NYU Langone Medical Center 222 East 41st Street NY 390 ✔ WeWork 80 M Street DC 69 ✔ WeWork 650 California Street SF 61 ✔ Bustle 315 Park Avenue South NY 51 ✔ Other abated leases 152 ✔ DLA Piper (renewal) University Circle SF 92 ✔ Affirm 650 California Street SF 81 ✔ Cotiviti One Glenlake ATL 66 ✔ Gemini Trust Company 315 Park Avenue South NY 34 ✔ Snap 229 West 43rd Street NY 26 ✔ Other leases not yet commenced 69 ✔ Total Embedded NOI – Cash Rents2 $35M $18M 1SF and NOI for joint ventures are reflected at CXP’s ownership interest. 2Non-GAAP financial measure. See Appendix.

21 EMBEDDED INTERNAL GROWTH, WITH LIMITED NEAR-TERM ROLLOVER 1% 2% 4% 8% 17% 6% 8% 5% 15% 34% 0% 5% 10% 15% 20% 25% 30% 35% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026+ 32% 19% 78% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2015 2016 2017 YTD Lease Rollover to Achieve Higher Rents 1Cash leasing spreads on same-store properties excluding 30-year NYU lease at 222 E. 41st Street. 2Pro forma for the acquisitions of 1800 M Street (55%), 218 W. 18th Street, 245-249 W. 17th Street, and the Westinghouse lease extension. DRAMATIC CASH LEASING SPREADS1 LEASE EXPIRATIONS BY YEAR (% OF ALR)2 < 7% through YE 2019

22 LEASING SUCCESS CASE STUDIES 650 CALIFORNIA SAN FRANCISCO 222 E. 41ST STREET NEW YORK  Primary tenant Jones Day informed us of plans to vacate upon lease expiration in Oct. 2016 (353,000 SF)  In 2015, began exploring multi-tenant strategies as well as potential full-building users  Signed 30-year, 390,000 SF lease with NYU  221,000 SF of rollover from 2016 - April 2017; low retention rate by design to bring building up to market rate  Upgraded lobby and amenities and embarked on selective spec suite program  Building now 93% leased with 215,000 SF leasing YTD 2017

23 LEASING SUCCESS CASE STUDIES  Rebranded property to attract more creative tenant base and compete with new construction in submarket  Building now 93% leased after signing 150,000 SF of leases ONE GLENLAKE ATLANTA 80 M STREET WASHINGTON, D.C.  150,000 SF Oracle downsize created 29% vacancy  Upgraded common areas and amenities to best-in-submarket  138,000 SF leasing since Nov. 2016 to bring building to 100%

24 LEASING SUCCESS CASE STUDIES 229 W. 43RD STREET NEW YORK  Expanded and extended Snap on 154,000 SF  Brings building to 100% leased with all near-term roll pre-leased, with positive leasing spreads  Capitalized on two large vacates by rebranding formerly law-firm-centric property to attract more diverse tenant base in 2012  Subsequently signed and expanded Amazon Web Services and other tech tenants, reaching 100% occupancy while raising in-place gross rates over 30% (from $68 to $90 PSF)  Eliminated only substantial near-term roll with 119,000 SF renewal of DLA Piper (mid-2018 expiration) at over 60% cash spread UNIVERSITY CIRCLE SAN FRANCISCO

EXPERIENCED CORPORATE AND REGIONAL LEADERSHIP

EXECUTIVE AND CORPORATE OPERATIONS



NELSON MILLS
President and CEO



JIM FLEMING
Executive VP and CFO



WENDY GILL
SVP, Corporate Operations and Chief Accounting Officer



DOUG MCDONALD
VP, Finance

EASTERN REGION

NEW YORK



ADAM POPPER
SVP, Eastern Region



KELLY LIM
VP, Eastern Region

WASHINGTON, D.C.



MARK WITSCHORIK
VP, Eastern Region

NATIONAL REAL ESTATE MANAGEMENT



KEVIN HOOVER
SVP, Portfolio Management



AMY TABB
VP, Portfolio Operations



LINDA BOLAN
VP, National Property Management and Sustainability

WESTERN REGION

SAN FRANCISCO



DAVID DOWDNEY
SVP, Western Region



MICHAEL SCHMIDT
VP, Western Region

25

Columbia Property Trust

26 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 9/30/17 Annualized Net Cash Provided by Operating Activities $ 11,152 $ 44,608 Straight line rental income 8,501 34,004 Depreciation of real estate assets (18,501) (74,004) Amortization of lease-related costs (7,326) (29,304) Gain from unconsolidated joint venture 2,853 11,412 Gain on sale of real estate 102,365 409,460 Other non-cash expenses (2,584) (10,336) Net changes in operating assets & liabilities 5,074 20,296 Net Income $ 101,534 $ 406,136 Interest expense (net) 13,690 54,760 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 3 12 Depreciation of real estate assets 18,501 74,004 Amortization of lease-related costs 6,870 27,480 Adjustments from unconsolidated joint venture 9,286 37,144 EBITDA $ 148,084 $ 592,336 Gain on sale of real estate assets (102,365) (409,460) Loss on early extinguishment of debt 280 1,120 Adjusted EBITDA $ 45,999 $ 183,996 Asset & property management fee income (1,154) (4,616) General and administrative – corporate 7,034 28,136 General and administrative – unconsolidated joint ventures 713 2,852 Straight line rental income (8,307) (33,228) Net effect of below market amortization 457 1,828 Adjustments from unconsolidated joint venture 930 3,720 Net Operating Income (based on cash rents) $ 45,672 $ 182,688

27 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 9/30/17 Annualized Net Operating Income (based on cash rents) $ 45,672 $ 182,688 Operating Expenses – 263 Shuman Boulevard 213 852 Net Operating Income (based on cash rents) - Adjusted $ 45,885 $ 183,540 Dispositions – 333 Market St. & University Circle, remaining 22.5% (Allianz JV) (3,207) (12,828) Acquisitions – 1800 M Street, 55% (Allianz JV) 2,611 10,444 Acquisitions – NYRT Assets 6,028 24,112 Uncommenced Leases & Free Rent Burnoff 12,161 48,644 Lease Rent Escalations 1,150 4,600 Lease Expirations (1,955) (7,820) Lease Up Expired Space 2,250 9,000 Lease Up Vacant Space 4,247 16,988 Net Operating Income (based on cash rents) – “Pro Forma” $ 69,170 $ 276,680

28 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 9/30/17 Annualized Net Income $ 101,534 $ 406,136 Interest expense (net) 13,690 54,760 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 3 12 Depreciation of real estate assets 18,501 74,004 Amortization of lease-related costs 6,870 27,480 Adjustments from unconsolidated joint venture 9,286 37,144 EBITDA $ 148,084 $ 592,336 Gain on sale of real estate assets (102,365) (409,460) Loss on early extinguishment of debt 280 1,120 Adjusted EBITDA $ 45,999 $ 183,996 Asset & property management fee income (1,154) (4,616) General and administrative – corporate 7,034 28,136 General and administrative – unconsolidated joint ventures 713 2,852 Adjustments from unconsolidated joint venture 853 3,412 Net Operating Income (based on GAAP rents) $ 53,445 $ 213,780

29 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 9/30/17 Annualized Net Operating Income (based on GAAP rents) $ 53,445 $ 213,780 Dispositions – 333 Market St. & University Circle, remaining 22.5% (Allianz JV) (3,077) (12,308) Acquisitions – 1800 M Street, 55% (Allianz JV) 3,217 12,868 Acquisitions – NYRT Assets 6,844 27,376 Uncommenced Leases 5,045 20,180 Lease Expirations (1,921) (7,684) Lease Up Expired Space 2,320 9,280 Lease Up Vacant Space 4,238 16,952 Net Operating Income (based on GAAP rents) – “Pro Forma” $ 70,111 $ 280,444

30 RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (in thousands) Three Months Ended 9/30/17 Total Revenues – GAAP $ 60,362 Total Revenues – CXP’s Interest in Unconsolidated Joint Ventures 22,418 Total Revenues $ 82,780 Dispositions - University Circle & 333 Market Street (additional 22.5%), and 263 Shuman (3,814) Acquisitions - 218 W. 18th Street & 245-249 W. 17th Street, 1800 M Street (55%) 13,842 Asset & Property Management Fee Income, Other Property Income (2,294) Total Revenues – 3Q 17 Normalized (GAAP) $ 90.514 Total Revenues – GAAP $ 60,362 Total Revenues – CXP’s Interest in Unconsolidated Joint Ventures 22,418 Total Revenues $ 82,780 Dispositions - University Circle & 333 Market Street (additional 22.5%), and 263 Shuman (3,814) Acquisitions - 218 W. 18th Street & 245-249 W. 17th Street, 1800 M Street (55%) 13,842 Asset & Property Management Fee Income, Other Property Income (2,294) Straight-line Rent & Above/Below Lease Market Amortization (11,346) Total Revenues – 3Q 17 Normalized (Cash) $ 79,168